Exhibit 99.1
FOR IMMEDIATE RELEASE

Qualcomm Contacts:
Emily Kilpatrick
Corporate Communications
Phone: 1-858-845-5959
email: corpcomm@qualcomm.com

Warren Kneeshaw
Vice President, Investor Relations
Phone: 1-858-658-4813
e-mail: ir@qualcomm.com

Qualcomm Completes Review of Corporate and Financial Structure
Current Structure Best Positions Qualcomm to Lead the Next Generation of Mobile Innovation and Drives Greatest Value for Stockholders
Raises Fiscal First Quarter EPS Guidance
SAN DIEGO - December 15, 2015 - Qualcomm Incorporated (NASDAQ: QCOM) today announced that its Board of Directors and management, with the assistance of independent advisors, have completed a comprehensive review of the Company’s corporate and financial structure. This review, driven by a Special Committee of the Board of Directors, addressed the benefits and challenges of the existing structure, as well as considered a wide range of alternatives for potentially enhancing stockholder value. Following the review, upon the unanimous recommendation of the Special Committee, the Board unanimously concluded that the Company’s current corporate and financial structure best positions Qualcomm to maintain its technology leadership and product strength, so as to drive the greatest long-term stockholder value.
“The strategic benefits of the current structure will best fuel Qualcomm’s growth as we move through the upcoming technology transitions and extend our technologies into new user experiences, services and industries,” said Steve Mollenkopf, CEO of Qualcomm Incorporated. “The strategic benefits and synergies of our model are not replicable through alternative structures. We therefore believe the current structure is the best way to execute on our strategy to build on our position in the ecosystem and deliver enhanced performance and returns. Looking ahead, we have a focused plan in place that we believe will drive growth and we are off to a good start implementing that plan.”
“Over the years, as the landscape has evolved, we have periodically analyzed our business structure to test whether we are best positioned to drive stockholder value, and we have made fundamental changes to enhance value, when appropriate,” said Paul Jacobs, Executive Chairman and Chairman of the Board of Qualcomm Incorporated. “Given the dynamic industry and competitive environment, we decided to take a fresh look at our structure to ensure we were doing everything possible to enhance the value of the Company and position ourselves for long-term success.”

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The current structure creates unique strategic benefits for each business, driving enhanced overall financial performance of the Company and providing the best opportunities for the Company to build on its roadmap, extend its technology into new categories and sectors and innovate in new technology areas. These include:

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Enhanced Technology/IP creation - QCT research and development (R&D) drives a substantial portion of Qualcomm’s innovative technology that is licensed by QTL, and corporate R&D drives early technology leadership, benefiting QCT product sales.

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Enhanced Adoption of New Technology/IP - The chipset business facilitates early and broad adoption of the Company’s new technology and intellectual property (IP), encouraging adoption of such technology/IP across the global mobile ecosystem and new industries.

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Earlier to market with leading-edge products - Qualcomm invests in fundamental R&D, driving, among other things, improvements in network performance, reductions in network costs, enhanced user experience and improved mobile computing. These innovations provide high value to global operators, device OEMs, consumers and applications and services companies.

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Enhanced role with standards bodies and customers - The combination of Qualcomm’s leading technology innovations and global semiconductor product reach enables the Company to work more effectively within standards bodies and with major ecosystem partners to develop and drive new technology and deliver chipset products to customers operating at global scale.

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Attractive financial returns - The combined model has an efficient capital structure and drives strong cash flow from Qualcomm’s technology investments, enabling Qualcomm to invest in profitable growth opportunities alongside its significant stockholder capital return program.

•	Cost and tax synergies - Qualcomm realizes significant annual cost savings in R&D and, to a lesser extent SG&A expenses, as well as tax synergies from not having to operate two separate companies.

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Pro-competitive model benefits wireless industry and consumers - Qualcomm is an important enabler to the wireless industry, acting as a strong partner to carriers, OEMs and software and applications providers, and is a key supporter of a dynamic and competitive wireless industry.

“The Special Committee of the Board conducted a deep review of the existing structure, as well as a broad study of alternatives to drive stockholder value,” said Thomas Horton, Presiding Director and chair of the Special Committee. “The Board and management team have concluded

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that our current structure creates important and unique strategic advantages for Qualcomm and will continue to drive substantial stockholder value.”
The Special Committee that led the review was formed earlier this year to examine alternatives to the Company’s corporate and financial structure. The Special Committee was chaired by Thomas W. Horton, Presiding Director, and included Paul E. Jacobs, Executive Chairman and Chairman of the Board, independent directors Donald G. Cruickshank and Jonathan J. Rubinstein, and recently added independent directors Mark D. McLaughlin and Anthony J. Vinciquerra.
The review assessed the current corporate and capital structure, as well as a wide range of alternatives and tested them thoroughly, including evaluating ways to mitigate risks and challenges created by these alternatives, where necessary.
Centerview Partners acted as financial advisor to the Special Committee. The Boston Consulting Group was retained by the Special Committee to evaluate potential regulatory and market-based impacts of various structural alternatives. Jones Day acted as counsel to the Special Committee with respect to regulatory matters. DLA Piper, US LLP acted as counsel to the Board and Special Committee. Goldman, Sachs & Co. and Evercore acted as financial advisors to Qualcomm. Cravath, Swaine & Moore LLP served as counsel to Qualcomm with respect to regulatory matters.
Fiscal First Quarter 2016 EPS Guidance
The fiscal first quarter is mostly complete, and the Company is seeing a stronger quarter relative to prior guidance as 3G/4G device ASPs and shipments are favorably impacting the licensing business, and benefits are being realized from cost actions throughout the Company. As a result of these factors, the Company now expects to be at or modestly above the high end of the prior GAAP and Non-GAAP earnings per share guidance ranges for the fiscal first quarter. The Company expects to provide a comprehensive review of its results, an update on China licensing progress and its outlook on the January earnings call.

Conference Call: December 15, 2015 at 5:30 a.m. Pacific Time (PT)
The Company will discuss the results of its review and the path forward on a conference call that will be broadcast live on December 15, 2015, beginning at 5:30 a.m. PT at http://investor.qualcomm.com/events.cfm. The web slides that accompany this release and conference call will be posted on the Qualcomm Investor Relations website at http://investor.qualcomm.com/events.cfm immediately prior to the commencement of the call. An audio replay will be available at http://investor.qualcomm.com/events.cfm and via telephone following the live call for 30 days thereafter. To listen to the replay via telephone, U.S. callers may dial (855) 859-2056 and international callers may dial (404) 537-3406. Callers should use reservation number 7198663.

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Analyst Day Scheduled for February 11, 2016 in San Diego, CA
The Company plans to expand on its opportunities and positioning at an Analyst Day at its headquarters in San Diego on February 11, 2016. The Company will provide additional details of the event soon.

About Qualcomm
Qualcomm Incorporated (NASDAQ: QCOM) is a world leader in 3G, 4G and next-generation wireless technologies. Qualcomm Incorporated includes Qualcomm’s licensing business, QTL, and the vast majority of its patent portfolio. Qualcomm Technologies, Inc., a wholly-owned subsidiary of Qualcomm Incorporated, operates, along with its subsidiaries, substantially all of Qualcomm’s engineering, research and development functions, and substantially all of its products and services businesses, including its semiconductor business, QCT. For more than 30 years, Qualcomm ideas and inventions have driven the evolution of digital communications, linking people everywhere more closely to information, entertainment and each other. For more information, visit Qualcomm’s website, OnQ blog, Twitter and Facebook pages.
Note Regarding Forward-Looking Statements
In addition to the historical information contained herein, this news release contains forward-looking statements that are inherently subject to risks and uncertainties, including but not limited to statements regarding the appropriate corporate and financial structure for the Company, and the reasons therefor; the various strategic benefits, advantages and synergies of the current structure, including best positioning the Company to maintain its technology leadership and product strength, to drive growth, to build on its roadmap and position in the ecosystem, to extend technology into new categories and sectors and innovate in new technology areas, to deliver enhanced financial performance and returns, and to drive long-term stockholder value; its plans to drive growth; and the Company's expectation that it will be at or modestly above the high end of prior GAAP and Non-GAAP earnings per share guidance ranges for the fiscal first quarter. Forward-looking statements are generally identified by words such as “estimates,” “guidance,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks” and similar expressions.  Actual results may differ materially from those referred to in the forward-looking statements due to a number of important factors, including but not limited to risks associated with commercial network deployments, expansions and upgrades of CDMA, OFDMA and other communications technologies, our customers’ and licensees’ sales of products and services based on these technologies and our ability to drive our customers’ demand for our products and services; competition in an environment of rapid technological change; our dependence on a small number of customers and licensees; attacks on our licensing business model, including current and future legal proceedings or actions of governmental or quasi-governmental bodies or standards or industry organizations; the enforcement and protection of our intellectual property rights; the continued and future success of our licensing programs; government regulations and policies, or adverse rulings in enforcement or other proceedings; the commercial success of our

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new technologies, products and services; our dependence on a limited number of third-party suppliers; claims by third parties that we infringe their intellectual property; acquisitions, strategic transactions and investments; the execution of our Strategic Realignment Plan; our stock price and earnings volatility; our indebtedness; our ability to attract and retain qualified employees; foreign currency fluctuations; global economic conditions that impact the mobile communications industry and failures in our products or services or in the products or services of our customers or licensees, including those resulting from security vulnerabilities, defects or errors. These and other risks are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended September 27, 2015 filed with the SEC. Our reports filed with the SEC are available on our website at www.qualcomm.com. We undertake no obligation to update, or continue to provide information with respect to, any forward-looking statement or risk factor, whether as a result of new information, future events or otherwise.
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